                                   [ART]





                                             The Brazilian
                                             Equity Fund, Inc.
                                             ----------------------
                                             ANNUAL REPORT
                                             MARCH 31, 1999

 CONTENTS

Letter to Shareholders...................................................................... 1

Portfolio Summary........................................................................... 7

Schedule of Investments..................................................................... 8

Statement of Assets and Liabilities.........................................................10

Statement of Operations.....................................................................11

Statement of Changes in Net Assets..........................................................12

Financial Highlights........................................................................13

Notes to Financial Statements...............................................................14

Report of Independent Accountants...........................................................18

Results of Annual Meeting of Shareholders...................................................19

Tax Information.............................................................................20

Description of InvestLink-SM- Program.......................................................21

PICTURED ON THE COVER IS A SCENIC VIEW OF RIO DE JANEIRO, BRAZIL.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                     May 3, 1999

DEAR SHAREHOLDERS:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the fiscal year ended March 31, 1999.

The Fund successfully completed its initial offering on April 10, 1992 and began operations with a net asset value ("NAV") of $13.79 per share. At March 31, 1999, total net assets were $31,018,312.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York.

PERFORMANCE:

The Fund's NAV at March 31, 1999 was $4.98 per share, equating to a return (based on NAV and assuming reinvestment of dividends and distributions) of -49.9% during the fiscal year ended on that date. By contrast, the Morgan Stanley Capital International Brazil Index (the "Index") declined by 40.9% in the same period.

I attribute the Fund's underperformance of the Index to a combination of sector allocations and stock selection:

UTILITIES AND TELECOMMUNICATIONS. The stocks that the Fund owned in these sectors were large-capitalization names whose prices plunged following the height of the Russian debt crisis in August 1998 and Brazil's devaluation of the REAL in January 1999. I sold much of the Fund's holdings during these periods out of concern that prices would fall even further. Because I prudently waited for convincing signs of market stability before re-establishing our positions, the Fund missed out on the early stages of these stocks' recovery.

BANKING. The general deterioration in Brazil's macroeconomic environment in 1998 persuaded me to underweight the banking sector--whose profitability is closely correlated with the health of the economy--in the second half of the year. Unfortunately for the Fund, bank shares performed substantially above my expectations.

PUBLIC SERVICES. The portfolio's lone holding in this category was Companhia de Saneamento Basico do Estado de Sao Paulo ("Sabesp"), the water and sewage operator for much of the state of Sao Paulo. Sabesp shares were hurt by a combination of illiquidity and negative sentiment concerning the company's eventual privatization.

TEXTILES. The Fund owned shares in two textile-related companies, Companhia de Tecidos Norte de Minas S.A. ("Coteminas") and Santista Alimentos S.A. Performance suffered as poor share liquidity limited my ability to sell these stocks as company-specific problems drove their prices down.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

BRAZILIAN EQUITIES: SURPRISING UNDERLYING STRENGTH

It would be quite an understatement to say that much occurred in Brazil during the six months ending in March. The following are what I consider to be the major highlights:

- October 4: President Fernando Henrique Cardoso was re-elected, sending the world a strong signal that Brazil was serious about addressing its severe economic problems, particularly its large and growing fiscal deficit, rising unemployment and declining exports.

- October 29: the government displayed rare political willpower by passing an $80 billion fiscal reduction package, a key step in its efforts to reverse the ruinous and virtually unrestrained growth in government spending that has characterized recent years.

- November 13: the International Monetary Fund ("IMF") approved an aid package totaling $41.5 billion, thus allaying fears of a near-term economic collapse by Brazil (and, by extension, Latin America more generally).

- January 13 and 15: Brazil devalued its currency, the REAL, in two stages. A short-term collapse in the Brazilian equity and debt markets ensued, leading to all manner of dire forecasts for the remainder of Latin America.

- Feb. 2: The well-regarded global financier Arminio Fraga Neto was nominated as the new president of the central bank (he received final approval on March
   3).

- March 8: Brazil and the IMF announced agreement on a revised aid package that held Brazil to more restrictive standards of compliance. Investors regarded this positively, as an indication of the government's willingness to take decisive action on the economy.

- March 25: Fraga made a bold bid to stimulate the economy by cutting short-term interest rates to 42% from 45%. Three subsequent cuts in April lowered rates to 32%. This marked a dramatic turnaround and gave a major boost to investor confidence in the government.

A key aspect of what occurred during the period was that Brazil's devaluation did not have a spillover "contagion" effect on other Latin markets, as many had expected. This was very encouraging not only for Latin markets, but also for emerging markets more generally.

THE PORTFOLIO: STRATEGY AND STRUCTURE

TOP 10 HOLDINGS, BY ISSUER*

                                                % OF
     HOLDING           SECTOR                NET ASSETS
     ----------------  --------------------  -----------
1.   Telesp            Telecommunications        15.9
2.   Eletrobras        Utilities                 12.0
3.   CVRD              Mining                    10.5
4.   Petrobras         Oil & Natural Gas          7.2
5.   Banco Itau        Banking                    7.0
6.   Brahma            Food & Beverages           5.2
7.   Cemig             Electric                   5.0
                       Distribution
8.   CRT               Telecommunications         4.7
9.   Lojas Americanas  Retail                     3.1
10.  Copel             Electric Generation        3.1

------------------
* Company names are abbreviations of those found in the chart on page 7. EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           SECTOR
                         ALLOCATION
                         (% OF NET
                          ASSETS)
Banking                          7.84%
Electric
Distribution                     6.62%
Electric Generation              3.07%
Food & Beverages                 8.24%
Mining                          10.52%
Oil & Natural Gas                7.16%
Retail                           5.47%
Telecommunications              21.18%
Utilities                       14.28%
Cash & Other Assets             13.16%
Other*                           2.46%

                     -----------------------------------------------------------
                                         * Other includes consumer goods and
                                         textiles.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

When the phrase "up one day and down the next" was coined, it might easily have referred to the recent performance of Brazil's equity market. It would be even more appropriate if the qualifier "way" was added, as in "way up one day and way down the next." Ever sensitive to the "way down" side of this equation, I continue to assume a defensive stance in the portfolio.

I am focusing on very blue-chip companies with good share liquidity, as I want to be flexible should the market move quickly in either direction. I have therefore elected not to pursue more illiquid, second-tier companies (in the growing telecommunications sector, for example) at this point, although I may return to them as conditions warrant.

After having little exposure to banks in the second half of 1998, I bought them aggressively during the first quarter of 1999, because they had cheapened disproportionately on concerns over debt restructuring. The banking sector is far from risk-free, however, and I will watch the Fund's holdings very carefully.

I also bought into high-quality, but undervalued, electric utilities. This was partly because the devaluation took some of the pain out of their dollar-denominated borrowing costs, as well as my beliefs that the recession would be less severe than many forecast and the market would take a more optimistic view on domestic growth. Both of the latter would clearly benefit companies (e.g., electric utilities) that are closely tied to the health of the Brazilian economy.

COMPANHIA VALE DO RIO DOCE

Among the highly liquid, blue-chip companies that I prefer at this time is COMPANHIA VALE DO RIO DOCE ("CVRD"). CVRD is the world's largest producer and exporter of iron ore and the third-largest diversified mining company, with interests in aluminum, steel, gold and other commodities.

CVRD shares are currently trading at a discount of approximately 70% to those of the company's international mining peers, a discount that I find difficult to justify. I therefore see CVRD as a very low-cost way to position the Fund to benefit from the pick-up in global commodity markets that I expect in 2000 and beyond.

Since its privatization in 1997, CVRD has embarked on an aggressive restructuring effort and, in a marked departure from past practices, is committed to rationalizing or disposing of assets that don't meet its performance requirements. The company also seems determined both to simplify its complicated shareholding structure and make its operational configuration and strategies more transparent to investors. Positive moves in either direction should stimulate CVRD's share price going forward.

There are several additional reasons to like the stock as a high-potential, longer-term performance candidate:

    - CVRD's operations have meaningfully benefited from the devaluation of the
      REAL: some 85% or so of its revenues are dollar-denominated, while only 20% of its costs are so tied. This provides investors with a hedge against currency risk and should result in much higher operating margins going forward.

    - The company's core iron ore division has costs among the lowest in the industry--so low, in fact, that it has been able to achieve significant earnings growth despite slumping iron ore prices.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

    - CVRD is very conservatively managed and enjoys a comparatively low debt/equity ratio and a strong cash position. All of these help to buffer it from additional trauma that may ensue in its domestic and international markets.

    - CVRD's share liquidity is among the highest in the entire Brazilian market.

PETROLEO BRASILEIRO S.A.

During the first quarter, I lowered the Fund's exposure to PETROLEO BRASILEIRO S.A. ("Petrobras"), Brazil's preeminent oil producer and importer, on concerns over the devaluation of the REAL and its impact on the cost of all imports. I have subsequently re-evaluated my position, however, and now see the company's stock as a valuable long-term position for the Fund.

My change of heart is based both on positive macroeconomic developments that fell into place as the quarter progressed and the company's already-healthy fundamentals:

    - After falling some 45% versus the dollar following the devaluation, the REAL strengthened as the quarter closed, in the process contributing to a lower inflation rate than most market observers had forecasted. The Brazilian government's ability to limit inflation gives it greater flexibility in raising currently depressed refined petroleum prices to international market levels, which, obviously, would have a strongly positive impact on Petrobras's earnings going forward.

    - As part of its agreement with the IMF, the government reiterated its stated intention to proceed with the sale of part of its remaining interest in Petrobras before the end of 1999. This underscores the government's commitment to do all that it can to support the company and improve its valuation prior to the sale.

    - As reserves from Petrobras's huge offshore properties are brought onstream, the company's large import requirements should decline. Because the company is a net importer of oil and refined petroleum products, any reduction of its dependence on imported products will contribute solidly to earnings.

    - A new management team is streamlining operations and selling off underperforming assets. The proceeds from such sales are likely to be reinvested in much more profitable upstream refining operations, thus building a solid foundation for future revenues and profits.

Despite these and other positives, Petrobras's valuation remains at a substantial discount to those of its international peers. I do not expect this to remain the case for long, and have invested accordingly.

OUTLOOK: NEAR-TERM OPTIMISM FLAVORED BY CAUTION

My near-term outlook for the Brazilian equity market is cautiously optimistic. Many of the positive developments that have emerged in recent months should aid Brazil's recovery efforts in the future.

Still, there remains much to be done before the nation truly is out of the woods. Unlike Korea and Singapore (whose governments have taken strong steps to support full economic recovery), for example, Brazil still displays a lack of political focus. Its progress thus far has been in small steps, rather than the longer strides taken by its Asian counterparts.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

President Cardoso's high popularity and unprecedented power to effect change have placed him at a key crossroad: he can take decisive action now, or see the opportunity and Brazil's vitality slip away. I'm hopeful that he takes the former path. Also fueling uncertainty about Brazil's recovery is the issue of monetary liquidity. Right now, the world is awash with it, and Brazil has benefited along with other emerging nations from increased investor appetite for risk. Should fickle investor sentiment change for the worse, however, so too will Brazil's economic prospects.

Among the other challenges that Brazil will face in future months:

    - Very high nominal interest rates mean that the cost of servicing Brazil's huge debt (which is equal to approximately 50% of gross domestic product) is extraordinarily high, thereby promoting speculation about a possible internal debt default.

    - Despite some currency strengthening in recent months and an improving inflationary environment, I remain concerned about the mostly unrealized pass-through effect of the real's devaluation on the rate of inflation.

    - Adjusted for inflation, Brazil's economy is likely to contract this year, perhaps by as much as 5%.

For these reasons and others, I continue to believe that Brazil's economy and equity market will remain extremely volatile for some time to come. Nonetheless, it is clear that the long-term picture is getting better and should continue to do so. I see the Fund's future with similar optimism.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer*

FROM CREDIT SUISSE ASSET MANAGEMENT:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 21 through 23 of this report.

III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

     from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

    CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

    CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                    3/31/99    3/31/98
Banking                                7.84       3.86
Consumer Goods                         1.33       1.20
Electric Distribution                  6.62       3.85
Electric Generation                    3.07      14.77
Food & Beverages                       8.24       9.17
Mining                                10.52       6.19
Oil & Natural Gas                      7.16       8.33
Retail                                 5.47       5.39
Telecommunications                    21.18      23.99
Textiles                               1.13       5.53
Utilities                             14.28      13.12
Other                                  0.00       3.32
Cash & Other Assets                   13.16       1.28

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                    Percent of Net
           Holding                                                                Sector                Assets
------------------------------------------------------------------------------------------------------------------
       1.  Telecomunicacoes de Sao Paulo S.A.                               Telecommunications            15.9
------------------------------------------------------------------------------------------------------------------
       2.  Centrais Eletricas Brasileiras S.A.                                  Utilities                 12.0
------------------------------------------------------------------------------------------------------------------
       3.  Companhia Vale do Rio Doce                                             Mining                  10.5
------------------------------------------------------------------------------------------------------------------
       4.  Petroleo Brasileiro S.A.                                         Oil & Natural Gas              7.2
------------------------------------------------------------------------------------------------------------------
       5.  Banco Itau S.A.                                                       Banking                   7.0
------------------------------------------------------------------------------------------------------------------
       6.  Companhia Cervejaria Brahma                                       Food & Beverages              5.2
------------------------------------------------------------------------------------------------------------------
       7.  Companhia Energetica de Minas Gerais                           Electric Distribution            5.0
------------------------------------------------------------------------------------------------------------------
       8.  Companhia Riograndense de Telecomunicacoes                       Telecommunications             4.7
------------------------------------------------------------------------------------------------------------------
       9.  Lojas Americanas S.A.                                                  Retail                   3.1
------------------------------------------------------------------------------------------------------------------
      10.  Companhia Paranaense de Energia                                 Electric Generation             3.1
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 1999
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-86.84%
 BANKING-7.84%
Banco Itau S.A. PN......................      4,249,842  $ 2,168,262
Uniao de Bancos Brasileiros S.A. GDR....         13,780      265,265
                                                         -----------
                                                           2,433,527
                                                         -----------
 CONSUMER GOODS-1.33%
Dixie Toga S.A. PN*.....................      1,768,539      412,487
                                                         -----------
 ELECTRIC DISTRIBUTION-6.62%
Companhia Energetica de Minas Gerais
 PN.....................................     69,900,372    1,563,078
Espirito Santo Centrais Eletricas
 S.A.*..................................         16,800      489,796
                                                         -----------
                                                           2,052,874
                                                         -----------
 ELECTRIC GENERATION-3.07%
Companhia Paranaense de Energia ADR.....         21,585      161,888
Companhia Paranaense de Energia PNB.....    104,593,000      789,174
                                                         -----------
                                                             951,062
                                                         -----------
 FOOD & BEVERAGES-8.24%
Brazil Fast Food Corp., Warrants
 (expiring 09/30/01)+...................        250,000        7,813
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar GDR................         64,309      940,519
Companhia Cervejaria Brahma PN..........      3,419,220    1,608,927
                                                         -----------
                                                           2,557,259
                                                         -----------
 MINING-10.52%
Companhia Vale do Rio Doce ADR..........         26,220      382,204


                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 MINING (CONTINUED)
Companhia Vale do Rio Doce PNA..........        195,611  $ 2,879,987
                                                         -----------
                                                           3,262,191
                                                         -----------
 OIL & NATURAL GAS-7.16%
Petroleo Brasileiro S.A. PN.............     16,000,000    2,220,408
                                                         -----------
 RETAIL-5.47%
Lojas Americanas S.A. PN................    189,200,000      960,893
Makro Atacadista S.A....................        373,000      282,741
Makro Atacadista S.A. GDR...............         60,000      454,800
                                                         -----------
                                                           1,698,434
                                                         -----------
 TELECOMMUNICATIONS-21.18%
Companhia Riograndense de
 Telecomunicacoes PNA...................      4,849,014    1,470,255
Embratel Participacoes S.A. ADR.........          9,500      158,531
Tele Nordeste Celular Participacoes
 S.A....................................     14,900,000       15,638
Telecomunicacoes de Sao Paulo S.A. PN...     27,832,167    3,416,135
Telesp Celular Participacoes S.A........      1,100,000        6,215
Telesp Participacoes S.A................      9,200,000      120,700
Telesp Participacoes S.A. ADR...........         67,000    1,381,875
                                                         -----------
                                                           6,569,349
                                                         -----------
 TEXTILES-1.13%
Wembley Sociedade Anonima S.A. PN*......    172,000,000      351,020
                                                         -----------
 UTILITIES-14.28%
Centrais Eletricas Brasileiras S.A.
 PNB....................................    177,000,000    3,710,292
Companhia de Saneamento Basico do Estado
 de Sao Paulo...........................     11,374,330      715,621

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 UTILITIES (CONTINUED)
Companhia Paulista de Forca e Luz PN,
 Pro Rata Receipts*+....................         58,919  $     2,577
                                                         -----------
                                                           4,428,490
                                                         -----------

TOTAL INVESTMENTS-86.84%
 (Cost $35,753,259) (Notes A,D)........................   26,937,101
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-13.16%....................................    4,081,211
                                                         -----------
NET ASSETS-100.00%.....................................  $31,018,312
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not a readily marketable security.
+          Security is non-income producing.
ADR        American Depositary Receipts.
GDR        Global Depositary Receipts.
PN         Preferred Shares.
PNA        Preferred Shares, Class A.
PNB        Preferred Shares, Class B.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1999
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $35,753,259)
 (Note A)...............................     $ 26,937,101
Cash (including $22 of foreign currency
 with a cost of $22) (Note A)...........        3,475,474
Dividends receivable....................          829,194
Prepaid expenses and other assets.......           69,752
                                             ------------
Total Assets............................       31,311,521
                                             ------------

 LIABILITIES
Payables:
  Investment advisory fee (Note B)......           65,513
  Administration fees (Note B)..........            6,706
  Other accrued expenses................          220,990
                                             ------------
Total Liabilities.......................          293,209
                                             ------------
NET ASSETS (applicable to 6,227,341
 shares of common stock outstanding)
 (Note C)...............................     $ 31,018,312
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($31,018,312
  DIVIDED BY 6,227,341).................            $4.98
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 6,227,341 shares issued and outstanding
 (100,000,000 shares authorized)........     $      6,227
Paid-in capital.........................       81,794,576
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (41,770,750)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................       (9,011,741)
                                             ------------
Net assets applicable to shares
 outstanding............................     $ 31,018,312
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  2,677,500
  Interest..............................          149,106
  Less: Foreign taxes withheld..........         (373,665)
                                             ------------
  Total Investment Income...............        2,452,941
                                             ------------
Expenses:
  Audit and legal fees..................        1,089,872
  Investment advisory fees (Note B).....          567,571
  Directors' fees.......................          103,356
  Custodian fees (Note B)...............          109,746
  Printing..............................           97,080
  Accounting fees.......................           74,130
  Administration fees (Note B)..........           46,081
  Transfer agent fees...................           29,200
  NYSE listing fee......................           16,169
  Insurance.............................           15,478
  Other.................................           27,961
  Brazilian taxes (Note A)..............          146,591
                                             ------------
  Total Expenses........................        2,323,235
  Less: Fee waivers (Note B)............         (146,863)
                                             ------------
    Net Expenses........................        2,176,372
                                             ------------
  Net Investment Income.................          276,569
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (32,587,899)
  Foreign currency related
   transactions.........................         (920,386)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........       (1,015,846)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (34,524,131)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(34,247,562)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Fiscal Years Ended
                                                       March 31,
                                             -----------------------------
                                                 1999             1998
                                             -----------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment income.................     $    276,569     $    185,926
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................      (33,508,285)      18,396,725
  Net change in unrealized depreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................       (1,015,846)     (36,510,104)
                                             ------------     ------------
    Net decrease in net assets resulting
     from operations....................      (34,247,562)     (17,927,453)
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................         (276,569)        (112,358)
  In excess of net investment income....         (509,484)              --
  Net realized gain on investments......               --      (32,263,038)
  In excess of net realized gain on
   investments..........................               --         (251,864)
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................         (786,053)     (32,627,260)
                                             ------------     ------------
Capital share transactions:
  Reduction of offering costs charged to
   capital..............................               --           27,901
  Cost of 337,500 shares repurchased
   (Note G).............................       (1,308,366)              --
                                             ------------     ------------
    Net increase/(decrease) in net
     assets resulting from capital share
     transactions.......................       (1,308,366)          27,901
                                             ------------     ------------
    Total decrease in net assets........      (36,341,981)     (50,526,812)
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................       67,360,293      117,887,105
                                             ------------     ------------
End of year.............................     $ 31,018,312     $ 67,360,293
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                     For the Period
                                                                                                                    April 10, 1992*
                                                        For the Fiscal Years Ended March 31,                            through
                                     ---------------------------------------------------------------------------       March 31,
                                       1999         1998         1997            1996         1995        1994            1993
                                     -----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period............................     $10.26      $17.96         $14.18         $13.02      $20.80      $11.83          $13.79**
                                     ---------    --------    -----------     ----------    --------    --------        --------
Net investment income/(loss).......       0.04++      0.03           0.10+          0.06       (0.12)      (0.04)           0.06
Net realized and unrealized
 gain/(loss) on investments and
 foreign currency related
 transactions......................      (5.23)++    (2.76)          5.69+          3.32++     (3.80)       9.09           (1.99)
                                     ---------    --------    -----------     ----------    --------    --------        --------
Net increase/(decrease) in net
 assets resulting from
 operations........................      (5.19)      (2.73)          5.79           3.38       (3.92)       9.05           (1.93)
                                     ---------    --------    -----------     ----------    --------    --------        --------
Dividends and distributions to
 shareholders:
  Net investment income............      (0.04)      (0.02)         (0.02)            --          --       (0.08)          (0.03)
  In excess of net investment
   income..........................      (0.08)         --             --             --       (0.03)         --              --
  Net realized gains on
   investments.....................         --       (4.91)            --          (2.22)      (3.83)         --              --
  In excess of net realized gain on
   investments.....................         --       (0.04)            --             --          --          --              --
                                     ---------    --------    -----------     ----------    --------    --------        --------
Total dividends and distributions
 to shareholders...................      (0.12)      (4.97)         (0.02)         (2.22)      (3.86)      (0.08)          (0.03)
                                     ---------    --------    -----------     ----------    --------    --------        --------
Anti-dilutive impact due to shares
 of beneficial interest
 repurchased.......................       0.03          --             --             --          --          --              --
                                     ---------    --------    -----------     ----------    --------    --------        --------
Dilution due to capital share
 rights offering...................         --          --          (1.99)            --          --          --              --
                                     ---------    --------    -----------     ----------    --------    --------        --------
Net asset value, end of period.....      $4.98      $10.26         $17.96         $14.18      $13.02      $20.80          $11.83
                                     ---------    --------    -----------     ----------    --------    --------        --------
                                     ---------    --------    -----------     ----------    --------    --------        --------
Market value, end of period........     $4.313      $8.375         $14.50        $13.875      $14.75      $19.00          $11.25
                                     ---------    --------    -----------     ----------    --------    --------        --------
                                     ---------    --------    -----------     ----------    --------    --------        --------
Total investment return(a).........     (46.87)%     (5.55)%         4.67%(b)       8.85%      (6.79)%     69.55%         (19.16)%
                                     ---------    --------    -----------     ----------    --------    --------        --------
                                     ---------    --------    -----------     ----------    --------    --------        --------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)..........................    $31,018     $67,360       $117,887        $65,696     $60,156     $95,820         $54,493
Ratio of expenses to average net
 assets, net of fee waivers#.......       5.17%       2.07%          1.76%          1.76%       1.86%       2.05%           2.45%(c)
Ratio of expenses to average net
 assets, excluding fee waivers.....       5.52%       2.42%          2.11%          2.11%       2.13%       2.05%           2.45%(c)
Ratio of expenses to average net
 assets, net of fee waivers and
 excluding taxes...................       4.82%       1.72%          1.69%          1.76%       1.73%       2.02%           2.45%(c)
Ratio of net investment
 income/(loss) to average net
 assets............................       0.66%       0.17%          0.39%          0.39%      (0.62)%     (0.28)%          0.61%(c)
Portfolio turnover rate............        137%        123%          % 74           % 55          69%         73%             50%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
++   Based on average shares outstanding.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1996.
#    Ratios shown are inclusive of Brazilian transaction taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c)  Annualized.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. At March 31, 1999, the Fund held 4.05% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,089,756 and a fair value of $1,255,880. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 1999, the interest rate was 4.25% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1998, within the Fund's current fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $803,036 and $8,017,385, respectively.

At March 31, 1999, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $31,370,209 which expires in 2007.

Effective January 23, 1997, Brazil has imposed a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and is no longer charged. There is no withholding tax on dividend income except for dividends paid from a company's pre-1996 profits which are taxed at 15%.

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
However, if a company pays a cash distribution termed as a "net worth value payment", such amounts are taxed at 15%.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition. At March 31, 1999, the Fund reclassified within the composition of net assets permanent book/tax differences relating to net realized losses on foreign currency denominated transactions of $338,037 and a distribution in excess of net investment income of $509,484 to paid-in capital.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

NOTE B. AGREEMENTS

Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $100 million. CSAM has agreed to waive its portion of the advisory fee previously payable to former sub-advisers, equal to an annual rate of 0.35% of the Fund's average weekly net assets. For the fiscal year ended March 31, 1999, CSAM earned $567,571 for advisory services, of which CSAM waived $146,863. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the fiscal year ended March 31, 1999, CSAM was reimbursed $4,120 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the fiscal year ended March 31, 1999, BBNA earned $44,197 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the fiscal year ended March 31, 1999, BSFM earned $41,961 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,227,341 shares outstanding at March 31, 1999, CSAM owned 7,206 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1999 was $37,333,379. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $10,396,278, was composed of gross appreciation of $2,750,939 for those investments having an excess of value over cost and gross depreciation of $13,147,217 for those investments having an excess of cost over value.

For the fiscal year ended March 31, 1999, purchases and sales of securities, other than short-term obligations, were $53,478,752 and $59,917,351, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. registered management investment companies for which CSAM serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the fiscal year ended and at March 31, 1999.

NOTE F. CONTINGENCIES

Currently, the Fund is a nominal defendant in a shareholder derivative and purported class action which alleges violations of the Federal securities laws and breach of fiduciary duty by the Fund's directors and investment adviser in connection with the Fund's July 1996 rights offering. By Opinion and Order dated April 6, 1998, the District Court granted a motion to dismiss the complaint in its entirety as to the class action claims and denied the motion to dismiss as to all other claims. On May 22, 1998, the directors created a special litigation committee of the Board composed of two newly-appointed disinterested directors who are not named parties in the STROUGO Litigation for the purpose of considering the allegations raised in the Strougo Litigation. In December, 1998, the special litigation committee issued a report concluding that the claims had no merits and filed a motion to dismiss or, in the alternative, for summary judgment. In April 1999, the District Court adjourned the motion by the special litigation committee, pending further limited discovery by Mr. Strougo's attorneys. The District Court ordered that discovery be completed within 60 days from April 26, 1999 at which point the committee's motion to dismiss or, in the alternative, for summary judgment will be renewed. The costs of defending the directors in this matter are being advanced by the Fund pursuant to rights of indemnity set forth in the Fund's charter documents and are reflected in the Fund's operating expenses. The investment adviser may be entitled to similar advancement of expenses and rights of indemnity. Management believes that neither the outcome of this litigation nor the Fund's related indemnification obligations will have a material adverse effect on the financial position or future operating results of the Fund, although there can be no assurance to that effect.
NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors have authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. From October 21, 1998 through March 31, 1999, the Fund repurchased 337,500 of its shares for a total of $1,308,366 at a weighted average discount of 13.08% from net asset value. The premium/(discount) of individual repurchases ranged from 0.48% - (22.34%).

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Brazilian Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazilian Equity Fund, Inc. (the "Fund") at March 31, 1999, and the results of its operations for the year then ended, changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
May 10, 1999

--------------------------------------------------------------------------------
   18

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On July 22, 1998, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR     WITHHELD   NON-VOTES
------------------------------  ---------  ---------  ---------
Enrique R. Arzac                4,809,533    447,677  1,307,631
Richard J. Herring*             4,847,177    410,033  1,307,631
George W. Landau                4,809,916    447,294  1,307,631
Robert J. McGuire*              4,845,954    411,256  1,307,631

*Such directors were elected by the Board of Directors of the Fund on May 12, 1998. The election of Mr. Herring and Mr. McGuire was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.

Subsequent to the shareholder meeting on July 22, 1998, Mr. Herring resigned and Miklos A. Vasarhelyi was elected by the Board of Directors to fill the vacancy.

In addition to the directors re-elected at the meeting, James J. Cattano, Peter
A. Gordon, Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the fiscal year ending March 31, 1999.

            FOR      AGAINST    ABSTAIN   NON-VOTES
         ---------  ---------  ---------  ---------
         5,048,082    132,039     77,089  1,307,631

(3) To terminate the investment advisory agreement with BEA Associates and to have the Board of Directors of the Fund consider soliciting competitive proposals for a new investment advisor.

            FOR      AGAINST    ABSTAIN   NON-VOTES
         ---------  ---------  ---------  ---------
           856,107    930,723    109,137  4,668,874

The proposal failed to receive the necessary votes to be implemented.

--------------------------------------------------------------------------------

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 1999) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $0.12 per share dividend paid in respect of such fiscal year, $0.04 per share was derived from net investment income which is treated for tax purposes as ordinary income and $0.08 per share was a distribution in excess of ordinary income. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1999.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The notification will reflect the amount, if any, that calendar year 1999 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January, 2000.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividends and distributions. They will generally not be entitled to a foreign tax credit or deduction for the foreign withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keoghs and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   20

DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Brazilian Equity Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant

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                                                                           21
will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert anyfractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

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   22

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

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                                                                           23

SUMMARY OF GENERAL INFORMATION

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of March 31, 1999, CSAM-Americas managed approximately $36.9 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "BrazEqtyFd". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM CLOSED-END FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (FBF)
Credit Suisse Asset Management Strategic Global Income Fund,
Inc. (FBI)

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 Notice is hereby given in accordance with Section 23(c) of the Investment
 Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
 ------------------------------------------------------------------------------

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
DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director

Robert J. McGuire               Director

Martin M. Torino                Director

Miklos A. Vasarhelyi            Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 Director, President and Chief Investment Officer

Emily Alejos                    Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and Secretary

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any
securities mentioned in this report.                                      [LOGO]

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                                                                    3910-AR-3/99